================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                 FindWhat.com
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                  FINDWHAT.COM






                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   to be held

                                 June 11, 2001

                                      and

                                PROXY STATEMENT










                                   IMPORTANT

                     Please mark, sign and date your proxy
                and promptly return it in the enclosed envelope

                                  FINDWHAT.COM
                              121 WEST 27TH STREET
                            NEW YORK, NEW YORK 10001
                                 (212) 255-1500



                                                                  April 30, 2001


Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of FindWhat.com on June 11, 2001, at 2:30 p.m., local time, at the Company's Fort Myers, Florida office located at 12751 Westlinks Drive, Ft. Myers, Florida 33913. We look forward to greeting those stockholders who are able to attend.

        At the meeting, you are being asked to elect Craig A. Pisaris-Henderson Courtney P. Jones, Robert D. Brahms, Rupinder Sidhu, Frederick E. Guest II, Peter V. Miller, David M. Medinis, Kenneth E. Christensen and Martin G. Berger each to serve one-year terms as members of the Board of Directors and to approve an amendment to the Company's 1999 Stock Incentive Plan described in the accompanying Proxy Statement.

It is very important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, please sign, date and return your proxy in the enclosed envelope at your earliest convenience.

Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.

                                          Sincerely,

                                          Craig A. Pisaris-Henderson
                                          President and Chief Executive Officer

                                  FINDWHAT.COM
                              121 WEST 27TH STREET
                            NEW YORK, NEW YORK 10001
                                 (212) 255-1500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  April 30, 2001

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FindWhat.com, a Nevada corporation (the "Company"), will be held at the Company's Ft. Myers, Florida office located at 12751 Westlinks Drive, Ft. Myers, Florida 33913 on the 11th day of June, 2001, at 2:30 p.m., local time, for the following purposes:

     1. To elect nine Directors, each for a one-year term and until their successors are duly elected and qualified;

     2. To approve an amendment increasing the number of shares available for issuance under the Company's 1999 Stock Incentive Plan from 1,975,000 to 4,200,000 and increasing the number of shares an individual employee can receive from 600,000 to 1,000,000; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Owners of Common Stock of the Company of record at the close of business on April 25, 2001, will be entitled to vote at the meeting.

        Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided. Thank you for your cooperation.

                                       By Order of the Board of Directors

                                       Craig A. Pisaris-Henderson
                                       President, Chief Executive Officer and
                                       Secretary

-------------------------------------------------------------------------------
                    PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
-------------------------------------------------------------------------------

                                  FINDWHAT.COM
                              121 West 27th Street
                            New York, New York 10001
                                 (212) 255-1500
                           --------------------------

                                PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 June 11, 2001

                           --------------------------

INTRODUCTION

     This Proxy Statement is furnished to the stockholders of FindWhat.com, a Nevada corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 11, 2001, at 2:30 p.m., local time, and at any adjournment thereof. The enclosed proxy is solicited by the Board of Directors of the Company. This Proxy Statement and enclosed proxy will be first sent to the Company's stockholders on approximately April 30, 2001.

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone or personal interview.

     All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Directors' unanimous recommendations, which are FOR the election of Craig A. Pisaris-Henderson, Courtney P. Jones, Robert D. Brahms, Rupinder Sidhu, Frederick E. Guest II, Peter V. Miller, David M. Medinis, Kenneth E. Christensen and Martin G. Berger as Directors of the Company; FOR an amendment increasing the number of shares available for issuance under the Company's 1999 Stock Incentive Plan from 1,975,000 to 4,200,000 and increasing the number of shares an individual employee can receive from 600,000 to 1,000,000; and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof.

     A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention Craig A. Pisaris-Henderson) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person.

     A majority of the outstanding shares of the Company will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The election of each Director nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock at a meeting at which a quorum is present. Only shares that are voted for a particular nominee will be counted towards such nominee's achievement of a plurality. Abstentions and broker non-votes are not counted toward such nominee's achievement of a plurality and, thus, will have no effect. Each other matter to be submitted to the stockholders at this meeting requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. Therefore, on all matters other than the election of Directors, abstentions and broker non-votes will have the same effect as votes cast against the proposal.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

     Only stockholders of record at the close of business on April 25, 2001, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each share so held entitles the holder thereof to one vote upon each matter to be voted on. As of April 25, 2001 the Company had outstanding 16,455,177 shares of Common Stock, $.001 par value. There are no cumulative voting rights in the election of Directors.

ELECTION OF DIRECTORS

     Our Board of Directors has designated Craig A. Pisaris-Henderson, Courtney
P. Jones, Robert D. Brahms, Rupinder Sidhu, Frederick E. Guest II, Peter V. Miller, David M. Medinis, Kenneth E. Christensen and Martin G. Berger as nominees for election as Directors of the Company to serve for terms of one-year and until their successors are duly elected and qualified. If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted FOR the nominees listed below. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present in person or represented by proxy is required to elect each nominee. Abstentions and broker non-votes are not counted in the election of Directors and thus have no effect.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

     The following table sets forth the name, age and business experience of the nominees for elections as Director of the Company:

               NAME AND BUSINESS EXPERIENCE                               AGE
               ----------------------------                               ---
Craig A. Pisaris-Henderson

Mr. Pisaris-Henderson has served as our Chief                              31
Executive Officer since March 2001, as our
President and Secretary and as one of our directors since we acquired BeFirst Internet
Corporation ("BeFirst") in June 1999.
Additionally, prior to March 2001 he served as our Chief Technology Officer since June 1999. Prior to that time, he served as the Vice President and Secretary and a director of BeFirst from its inception in March 1998. He served as President and Chief Executive Officer of Internet Services
International, Inc. and its predecessor, H.E.
Internet Services (founded under the name
Henderson Enterprises) from 1993 to May 1999. From
May 1998 to September 2000, he served as Chairman of the Board of Directors, President, and Chief
Executive Officer of E-troop.com, a provider of business-to-business multimedia Internet content, web site design and distribution services.

Courtney P. Jones

Mr. Jones has served as our Chairman of the Board                          42
of Directors and as one of our directors since we acquired BeFirst in June 1999. Prior to that time, he served as the President and as a director of BeFirst from its inception in March 1998. From
November 1993 through February 2000, he served as President and a director of V-Lite Video
Corporation, a direct marketing production and distributing company.


Robert D. Brahms

Mr. Brahms has served as our Vice Chairman since                           43
March 2001 and a director since we acquired
BeFirst in June 1999. Prior to March 2001, Mr.
Brahms served as our Chief Executive Officer and Treasurer since June 1999. Prior to that time, he served as a Vice President and Treasurer and as a director of BeFirst from its inception in May
1998. Mr. Brahms has served as the President, Chief Executive Officer and director of WPI
Advertising since it was founded in 1986. WPI is a general advertising firm and sales representative firm for other advertising media, including print and Internet.

Rupinder Sidhu

Mr. Sidhu has served as one of our directors since                         44
April 2001. Mr. Sidhu co-founded Arena Capital,
LLC, a private investment firm, in April 1999 and has served as a Managing Director since inception.
Mr. Sidhu is also the Managing Member of Merion
Capital Management, LLC, a private investment firm he founded in January 1995. In 1982, Mr. Sidhu joined the leveraged buyout unit in the mergers and acquisitions department of Merrill Lynch. In
1985, Mr. Sidhu was one of the founding partners of Merrill Lynch Capital Partners, Inc., the management company for MLCP Fund I, a $400 million private equity fund. In 1989, Mr. Sidhu was named a Managing Director of Merrill Lynch MLCP Fund II, a $1.5 billion private equity fund, and served in that capacity until 1994. Mr. Sidhu served on the board of Merrill Lynch Capital Partners until
2000.


Frederick E. Guest II

Mr. Guest has served as one of our directors since                         63
April 2001. Mr. Guest has been the President and owner of Guest Capital LLC, a private fund investing in high-technology companies since 1997 and Chairman EuropeanAtrisans.com since 1999. From
1985 to 1996 Mr. Guest was the President and owner of Vinoy Development Company, a resort development company. Prior to Vinoy Development Company, Mr.
Guest was the Chairman of Bessemer Securities
Corporation, a private $4 billion investment company; Chairman of Bessemer Venture Partners, a private $1 billion venture capital company;
Chairman of Phipps Land Company; and Vice-Chairman of Bessemer Trust Company, a private $37 billion bank.

Peter V. Miller

Mr. Miller has served as one of our directors                              62
since April 2001. Mr. Miller is an investment banker and the owner of Peter V. Miller
Entertainment, which he founded in 1991. Mr.
Miller has a 25-year history serving as financier and financial consultant in the areas of motion picture financing and other asset financing such as oil and gas exploration projects. Mr. Miller pioneered the insurance-backed form of finance for motion pictures raising in excess of $100 million for his own companies and recently acted as an advisor in arranging the financing of approximately $1 billion of film projects employing this method for a third party.

David M. Medinis

Mr. Medinis has served as one of our directors                             43
since December 1999. Mr. Medinis has been an independent consultant since January 2001. Prior to January 2001, he served as President of Monitor
Systems, Inc., an enterprise resource planning and e-commerce software company primarily serving the automotive industry, since 1989.

Kenneth E. Christensen

Mr. Christensen has been an independent consultant                         45
since January 2001. Prior to January 2001, he was the Vice President/General Manager of Viacom
Broadcasting's "STAR 98.7", "B100.3" and KFI/KOST
Los Angeles, based radio stations. Mr. Christensen joined Viacom Broadcasting in August 1995. Prior to joining Viacom Broadcasting, Mr. Christensen was the General Sales Manager of KFI/KOST/KACE for Cox Broadcasting in Los Angeles, a position he held since May 1992.

Martin G. Berger

Mr. Berger is a Managing Member of McCann Real                             42
Equities Development LLC, a position he has held since 1997. From 1989 to 1997 Mr. Berger served as a Director of McCann Real Equities Development.
McCann Real Equities Development is a real estate finance and development company.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL STOCKHOLDERS

MEETINGS, COMMITTEES, AND COMPENSATION OF THE BOARD OF DIRECTORS

     Directors are elected for a period of one year and serve until the next annual meeting at which their successors are duly elected by the stockholders. Officers and other employees serve at the will of the Board of Directors. There are currently no arrangements or understandings regarding the length of time each Director is to serve in such a capacity. During our fiscal year ended December 31, 2000, our Board of Directors held 2 meetings and took written action an additional 42 times by written consent.

     In February 2000, our Board of Directors created an audit committee, which is currently comprised of Messrs. Guest and Berger. The audit committee is responsible for reviewing the results of the audit engagement with the independent auditors; reviewing the adequacy, scope, and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees; and recommending the engagement of auditors to the full Board of Directors. From February 2000 until April 20, 2001, Messrs. Christensen and Lee Simonson, who resigned as a director in April 2000, were members of the audit committee, after which time they were replaced by the current committee.

     Directors who are our employees do not receive any compensation for services as Directors. In 2000, Messrs. Christensen, Simonson and Berger each received an option to purchase 10,000 shares of our common stock at the fair market value as compensation for their services as Directors in fiscal 2000. Mr. Medinis did not receive any compensation for service as a director in fiscal 2000.

EXECUTIVE OFFICERS

     In addition to Messrs. Pisaris-Henderson, Jones, and Brahms, the following individuals are executive officers of the Company.

     Phillip R. Thune, age 30, has served as our Chief Operating Officer since November 2000 and as our Chief Financial Officer since April 2000. From 1996 to April 2000, he served as the Chief Financial Officer and a Director of Broadcasting Partners Holdings, L.P., which had controlling equity positions in five platform companies operating 38 radio stations in eleven markets. The stations were sold to Citadel Communications Corporation in April 2000. Prior to Broadcasting Partners Holdings, Mr. Thune worked in the Media & Communications group of Alex. Brown & Sons' investment banking division, and was Vice President of Corporate Development and Strategic Planning for Broadcasting Partners, Inc., a publicly traded radio broadcasting company that merged with AMFM, Inc. (formerly Evergreen Media) in 1995.

     Peter Neumann, age 37, has served as our Vice President - Business Development since April 2000. From August 1999 to April 2000, Mr. Neumann served as the Manager Business Development Search and Directory of Go2Net, Inc., a leading Internet network which provides consumer services, business services and enabling services. Prior to joining Go2Net, Inc. and beginning in February 1997, Mr. Neumann was in sales for Design Intelligence, a software development publishing company. From February 1995 to February 1997, Mr. Neumann served as the Manager and Chef of Vicino Bistro in Seattle, Washington.

     Anthony A. Garcia, age 22, has served as our Chief Technology Officer since April 2001. Prior to that time he served as our Director of Technology since June 1999. Prior to June 1999 he served as Director of Technology of BeFirst from its inception in May 1998.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding beneficial ownership of the Company's Common Stock, as of April 20, 2001, by (i) each person known by the Company to beneficially own five percent or more of any class of the Company's capital stock, (ii) each director, (iii) each of the Company's executive officers, and (iv) the directors and executive officers of the Company as a group.

     Except as otherwise noted below, the address of each of the persons in the table is c/o FindWhat.com, 121 West 27th Street, Suite 903, New York, New York 10001.


NAME OF AND ADDRESS OF                    NUMBER OF SHARES          PERCENTAGE
BENEFICIAL OWNER                        BENEFICIALLY OWNED(1)       OF CLASS(2)
----------------                        ------------------          --------

Craig A. Pisaris-Henderson                2,170,879(3)                13.0%

Courtney P. Jones                         2,448,688(4)                14.7%

Robert D. Brahms                          2,450,658(5)                14.7%

Rupinder Sidhu                            1,787,500(6)                10.4%

Peter V. Miller(7)                        1,562,500                    9.5%

David M. Medinis                             51,740                     **%

Kenneth E. Christensen                       30,000(8)                  **%

Martin G. Berger                             42,470(9)                  **%

Frederick E. Guest II                       690,000(10)                4.2%

Phillip R. Thune                             50,000(11)                 **%

Peter Neumann                                12,040(12)                 **%

Anthony A. Garcia                           259,688(13)                1.6%

Andrew Lessman                              875,000(14)                5.2%

All directors and executive officers
as a group (12 persons)                  11,556,163                   63.7%

---------------------------
  ** Represent beneficial ownership of less than 1% of our outstanding common stock.

 (1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he or she has the right to acquire the beneficial ownership within 60 days of April 20, 2001. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

 (2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of April 20, 2001.

 (3) Includes 180,667 options granted under our Stock Incentive Plan.

 (4) Includes 225,667 options granted under our Stock Incentive Plan.

 (5) Includes 222,667 options granted under our Stock Incentive Plan.

 (6) Includes 787,500 shares to be issued upon the exercise of warrants. (Includes 375,000 shares and 375,000 warrants held by Merion Partners, L.P. and 250,000 shares and 37,500 warrants held by The Sidhu Family Foundation, each an affiliate of Mr. Sidhu.)

 (7) The address of Mr. Peter V. Miller is c/o Proskauer Rose LLP, 1545 Broadway, New York, New York 10036, attention Jack P. Jackson, Esq.

 (8) Includes 20,000 options granted under our Stock Incentive Plan.

 (9) Includes 10,000 options granted under our Stock Incentive Plan.

(10) Includes 90,000 shares to be issued upon the exercise of warrants. (Includes 500,000 shares and 75,000 warrants held by Guest Capital, LLC, an affiliate of Mr. Guest.)

(11) Includes 50,000 options granted under our Stock Incentive Plan.

(12) Includes 10,000 options granted under our Stock Incentive Plan.

(13) Includes 80,000 options granted under our Stock Incentive Plan.

(14) Includes 375,000 shares to be issued upon the exercise of warrants.
     The address of Andrew Lessman is 430 Parkson Road, Henderson, NV 89015.

Executive Compensation

     The following table sets forth certain information regarding compensation paid to our President and Chief Executive Officer, and the Company's other four most highly compensated executive officers, whose total salary and bonus exceed $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term
                                             Annual Compensation     Compensation
                            FISCAL YEAR      -------------------     ------------
NAME AND PRINCIPAL            ENDED                                                  ALL OTHER
     POSITION               DECEMBER 31,     SALARY        BONUS       OPTIONS (#)  COMPENSATION
-----------------           -----------      ------        -----       -----------  ------------

Craig Pisaris-Henderson        2000         $173,077           --            --              --
President and Chief            1999          $87,615      $20,000       130,667              --
Executive Officer

Courtney P. Jones              2000         $173,077           --            --              --
Chairman of the Board          1999          $64,615      $20,000       122,667              --

Robert D. Brahms               2000         $173,077           --        10,000              --
Vice Chairman                  1999          $64,615      $20,000       125,667              --

Phillip R. Thune               2000         $104,446           --       260,000              --
Chief Operating Officer and
Chief Financial Officer

Peter Neumann                  2000         $101,231           --       85,000               --
Vice President-Business
Development

---------------

                       OPTION GRANTS IN LAST FISCAL YEAR

The following table provides certain information regarding stock options granted during 2000 to each of the executive officers named in the Summary Compensation Table.




                                               INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE VALUE
                            ------------------------------------------------------       AT ASSUMED ANNUAL RATES
                                          $ OF TOTAL                                  OF STOCK PRICE APPRECIATION
                                            OPTIONS                                       FOR OPTION TERM(1)
                            OPTIONS        GRANTED TO      EXERCISE                   ---------------------------
                            GRANTED       EMPLOYEES IN      PRICE      EXPIRATION
NAME                          (#)         FISCAL YEAR     ($/SHARE)       DATE        0%($)      5%($)      10%($)
---                         -------       -----------     ---------    ----------     -----      -----      ------

Craig Pisaris-Henderson     --                 --             --          --            --          --          --

Courtney P. Jones           --                 --             --          --            --          --          --

Robert D. Brahms             10,000           1.3%           $2.06        10/6/10       --      $12,955      $32,831

Phillip R. Thune            125,000          16.5%           $5.50        1/31/10       --     $432,365   $1,095,698
                             10,000           1.3%           $1.91         8/2/10       --      $12,012      $30,440
                            125,000          16.5%           $1.00       10/18/10       --      $78,612     $199,218


Peter Neumann                40,000           5.3%           $6.50        4/13/10       --     $163,513     $414,373
                              5,000           0.7%           $1.91         8/2/10       --       $6,006      $15,220
                             40,000           5.3%           $1.00       10/18/10       --      $25,156      $63,750

---------------
(1) The amounts under the columns labeled "5%($)" and "10%($)" are included by us pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of our common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of our common stock. The column headed "0%($)" is included to illustrate that the options were granted at fair market value and option holders will not recognize any gain without an increase in the stock price.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table provides certain information regarding the exercise of stock options during 2000, and the number and value of stock options held by the executive officers named in the Summary Compensation Table as of December 31, 2000.

                                                                                                        VALUE OF UNEXERCISED
                                    SHARES                                 NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                   ACQUIRED                              OPTIONS AT FISCAL YEAR END    FISCAL YEAR END ($)(1)
                                      ON                    VALUE        --------------------------  --------------------------
                                   EXERCISE                REALIZED
     NAME                             (#)                     ($)        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
     ----                           ------                  -------      -----------  -------------  -----------  -------------
Craig A. Pisaris-
Henderson                          --                        --            130,667          --            --              --

Courtney P. Jones                  --                        --            125,667          --            --              --

Robert D. Brahms                   --                        --            122,667        10,000          --              --

Phillip R. Thune                   --                        --            25,000        235,000          --              --

Peter Neumann                      --                        --                 0         85,000          --              --

---------------
(1) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

EMPLOYMENT AND NON-COMPETITION AND CONFIDENTIALITY AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS

     We have entered into employment agreements with Messrs. Pisaris-Henderson, Jones, and Brahms effective March 16, 2001. The agreements have an initial term of one year, after which each will renew automatically for additional one year periods on the same terms and conditions, unless either party to the agreement provides notice to the other of an intention not to extend it prior to the end of its term. The employment agreements provide for minimum annual base salaries of $180,000 for each executive. The employment agreements require the Company to compensate the executives and provide them with certain benefits if their employment is terminated before the agreements expire. The compensation and benefits the executives are entitled to receive upon termination of employment vary depending on whether their employment is terminated: (1) by the Company without "cause"; (2) by the Company for "cause," or by the executive for "good reason"; (3) involuntarily due to death or disability; or (4) by the executive without "good reason."

     We also have entered into employment agreements with Messrs. Thune and Neumann. These agreements are effective for the term of the executive's employment. Mr. Neumann's employment agreement provides for a minimum annual base salary of $140,000. Mr. Thune's employment agreement provides for an initial minimum annual base salary of $150,000. The compensation and benefits the executives are entitled to receive upon termination of employment vary depending on whether their employment is terminated: (1) by the Company without "cause"; (2) by the Company for "cause," or by the executive for "good reason";
(3) involuntarily due to death or disability; or (4) by the executive by written notice to the Company.

     We also entered into Confidentiality, Assignment and Noncompetition Agreements with Messrs. Pisaris-Henderson, Brahms, Jones, Thune and Neumann which prohibit the executives from becoming directly or indirectly connected with any business or entity that is engaged in the same
"business" as the Company during the term of their employment with the Company and for a period of twelve months following employment separation or, in the case of Messrs. Pisaris-Henderson, Jones and Brahms only, if their employment agreement is not renewed beyond its initial term, for a period of six months following employment separation. These agreements also provide the Company with protection for its confidential information and intellectual property.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Some of the Company's sales and general and administrative activities are conducted out of the Manhattan offices of WPI Advertising, a business owned and operated by Robert D. Brahms, the Company's Vice Chairman and a Director. From the Company's inception through the date hereof, the Company has paid WPI for office space and support services. These expenses for the years ended December 31, 2000 and December 31, 1999 were approximately $165,000 and $100,000, respectively.

     On November 28, 1999, the Company entered into a consulting agreement with David M. Medinis, who was subsequently appointed as a Director of the Company, in which the Company agreed to issue to Mr. Medinis 50,000 shares of common stock, with a fair market value of $306,250 based on the closing price on November 26, 1999, the last trading day prior to the Agreement.

     The Company believes that prior transactions with its officers, Directors and principal stockholders were on terms that were no less favorable than it could have obtained from unaffiliated third parties. The Company intends that all future transactions between it and its officers, Directors and stockholders beneficially owning 5% or more of our outstanding voting securities or their affiliates will be on terms no less favorable to it than it could obtain in arm's-length negotiations from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by Securities and Exchange Commission regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 2000, except for one late report by Peter Neumann, our Vice President-Business Development.

                           AMENDMENT TO THE COMPANY'S
                              STOCK INCENTIVE PLAN

     The Board of Directors has approved an amendment to the Company's 1999 Stock Incentive Plan (the "Stock Incentive Plan") (f/k/a BeFirst Amended and Restated 1999 Stock Incentive Plan), subject to approval of the amendment by the stockholders at the Annual Meeting, to increase the number of common shares available for issuance under the Stock Incentive Plan from 1,975,000 to 4,200,000 shares and to increase the number of shares an individual employee can receive from 600,000 to 1,000,000. Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of the Company's common stock represented at the Annual Meeting. The following summary does not purport to be complete and is qualified in its entirety by the terms of the Stock Incentive Plan which is attached hereto as Annex A.

PURPOSE OF THE STOCK INCENTIVE PLAN

     The Stock Incentive Plan was adopted by the Board of Directors and approved by the stockholders of the Company, effective as of June 3, 1999 and amended on July 11, 2000. The purpose of the Stock Incentive Plan is to enable the Company to offer to its key employees and to other contributors to the success of the Company, long-term performance based stock and/or other equity interests in the Company, thereby enhancing its ability to attract, retain and reward key employees and contributors.

ADMINISTRATION OF THE STOCK INCENTIVE PLAN

     The Stock Incentive Plan is administered by our Board of Directors, which may determine the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, including vesting, subject to the provisions of the Stock Incentive Plan. Stock Subject to the Plan and Eligibility

     The Stock Incentive Plan provides for the grant of Stock Options, Restricted Stock, Deferred Stock and other Stock-Based Awards. The total number of shares of Stock reserved and available for distribution pursuant to the Stock Incentive Plan is 1,975,000 shares. The proposed amendment to the Stock Incentive Plan would increase the number of shares of the Company's common stock subject to the plan from 1,975,000 shares to 4,200,000 shares. Awards under the Stock Incentive Plan consist of stock options, both "Non-Qualified Options" and options intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended, restricted stock awards, deferred stock awards, stock appreciation rights and other stock-based awards. Officers and other employees of the Company may be eligible to receive Incentive Stock Options. Independent agents, consultants, advisors, officers and employees who contribute to the success of the Company may be eligible to receive Non-Qualified Options. The total number of shares available for distribution under the Stock Incentive Plan to an individual employee is 600,000 shares. The proposed amendment to the Stock Incentive Plan would increase the number of shares available to distribution to an individual employee from 600,000 shares to 1,000,000 shares.

OPTION PRICE

     The exercise price of Incentive Stock Options may not be less than 100% of the fair market value of our common stock on the date of grant or 110% of the fair market value in the case of a grantee holding more than 10% of our outstanding stock. The aggregate fair market value of shares for which qualified stock options are exercisable for the first time by a grantee during any calendar year may not exceed $100,000. Non-Qualified Options granted under the Stock Incentive Plan may be granted at a price determined by our Board of Directors, which may not be less than the fair market value per share of our common stock on the date of grant.

TRANSFERABILITY; EXCERCISABILITY

     No stock option may be transferred by an optionee other than by will or by the laws of descent and distribution or, if permitted, pursuant to a qualified domestic relations order, and during the lifetime of the optionee, the option will be exercisable only by the optionee. In the event of termination of employment by reason of death, the optionee's estate will have no more than one year after such termination during which the optionee's estate shall be entitled to exercise the options, unless otherwise determined by the Board of Directors. In the event of termination of employment by reason of disability, the optionee will have no more than three years after termination to exercise the options, or until the end of the stated term of the option, which ever period is shorter, unless otherwise determined by the Board of Directors. In the event of termination of employment by reason of retirement, the optionee will have no more than three years after termination to exercise the options, or until the end of the stated term of the option, whichever period is shorter, unless otherwise determined by the Board of Directors. Upon termination of employment by us without cause, the optionee's options remain exercisable for a period of six months from the date of the termination or until the expiration of the stated term of the option, whichever period is shorter.

CHANGE OF CONTROL PROVISIONS

     The Stock Incentive Plan also contains certain change in control provisions which could cause options and other awards to become immediately exercisable and restrictions and deferral limitations applicable to other awards to lapse in the event any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, including a "group" as defined in Section 13(d), but excluding certain stockholders of ours approved by the Board of Directors, becomes the beneficial owners of more than 25% of the outstanding shares of common stock.

TERM OF THE STOCK INCENTIVE PLAN

     We may grant awards under the Stock Incentive Plan within ten years from the effective date of the plan. The effective date of this plan is June 3, 1999. Awards granted on or prior to tenth anniversary of the effective date may extend beyond that date.

AMENDMENT

     The Board of Directors may terminate, amend or modify the Stock Incentive Plan at any time provided that any amendment which requires the approval of the stockholders of the Company under Securities and Exchange Commission Rule 16b-3,
Section 162(m) of the Internal Revenue Code or any other applicable law, rule or regulation, will be subject to such approval in accordance with the applicable law or regulations. No amendment to the Stock Incentive Plan may materially impair the rights of an optionee or a participant without the optionee's or participant's consent unless the amendment is made to qualify the Stock Incentive Plan for a Rule 16b-3 exemption or to comply with the provisions of
Section 162(m).

STOCK INCENTIVE PLAN TABLE

     As of April 20, 2001, options to purchase an aggregate of 1,890,713 shares of the Company's common stock (net of options canceled) had been granted pursuant to the Stock Incentive Plan, options to purchase 30,000 shares had been exercised, options to purchase 1,860,713 shares remained outstanding, and only 84,287 shares remained available for future grant. As of April 20, 2001, the market value of all shares of the Company's common stock subject to outstanding options under the Stock Incentive Plan was approximately $2.1 million. Shares underlying presently exercisable, but unexercised, options will constitute outstanding shares of the Company's common stock for purposes of calculating the Company's net income per share on a fully-diluted basis. The market value of the 4,200,000 shares of the Company's common stock to be subject to the Stock Incentive Plan, pending stockholder approval, was approximately $4.8 million as of April 20, 2001. As of April 20, 2001, the Company had not granted any Restricted Stock, Deferred Stock or Other Stock-Based Awards.

     As of April 20, 2001, the following current Directors and executive officers named in the Company's Proxy Statement had been granted options under the Stock Incentive Plan as follows:

                                NUMBER OF OPTIONS    AVERAGE EXERCISE PRICE
         NAME                         GRANTED               PER SHARE
         ----                   -----------------    ----------------------
Craig A. Pisaris-Henderson            180,667                  $1.87

Courtney P. Jones                     225,667                  $1.67

Robert D. Brahms                      232,667                  $1.68

Rupinder Sidhu                           --                       --

Frederick E. Guest II                    --                       --

Peter V. Miller                          --                       --

David M. Medinis                       10,000                  $1.00

Kenneth E. Christensen                 30,000                  $2.92

Martin G. Berger                       20,000                  $3.41

Phillip Thune                         260,000                  $3.20

Peter Neumann                          85,000                  $3.64


                                NUMBER OF OPTIONS    AVERAGE EXERCISE PRICE
         NAME                         GRANTED               PER SHARE
         ----                   -----------------    ----------------------
Executive Group                       984,001                  $2.28

Non-Executive Director Group           60,000                  $2.76

Non-Executive Officer Employee
 Group                                585,500                  $2.26


FEDERAL INCOME TAX CONSEQUENCES

     Non-Qualified Options. Generally, upon the exercise of a Non-Qualified Option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the optionholder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

     Incentive Stock Options. Generally, no regular taxable income is recognized upon the exercise of an Incentive Stock Option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an Incentive Stock Option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the "Holding Periods"). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a capital gain or loss, respectively, which will be taxed at rates which depend on how long such shares were held.

     Exercise with Previously-Owned Shares. All options granted under the Stock Incentive Plan may be exercised with payment either in cash or, if authorized in its sole discretion by the Company's Board of Directors, in previously-owned shares of the Company Common Stock at their then fair market value, or in a combination of both. When previously-owned shares ("Old Shares") are used to purchase shares ("New Shares") upon the exercise of an option, no gain or loss is recognized by the optionholder to the extent that the total value of the Old Shares surrendered does not exceed the total value of all of the New Shares received. If, as would almost always be the case, the value of the New Shares exceeds the value of the Old Shares, the excess amount is taxable as ordinary income.

     The Company Deduction. The Company is entitled to a tax deduction in connection with the exercise of a Non-Statutory Stock Option equal to the ordinary income recognized by the optionholder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

     Holding Periods. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character

     The affirmative vote of the holders of a majority of the common shares of the Company present and entitled to vote at the Annual Meeting is required to approve the amendment to the Stock Incentive Plan.

     The Board of Directors recommends that the stockholders vote FOR approval of the amendment to the Stock Incentive Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted for approval of the Stock Incentive Plan.

BOARD AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors, composed entirely of independent directors, met four times in Fiscal 2000. The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by the Board. The full responsibilities of the Committee are set forth in its charter, as adopted by the Board of Directors, a copy of which is attached to this proxy statement as Annex B.

     In fulfilling its responsibilities, the Committee recommended to the Board, the selection of Grant Thornton LLP as the Company's independent public accountants. The Committee:

     - Discussed and considered the independence of Grant Thornton LLP, reviewing as necessary all relationships and services which might bear on the objectivity of the independent public accountants;

     - Received written affirmation that Grant Thornton LLP is in fact independent;

     - Discussed the overall audit process, receiving and reviewing all reports;

     - Involved Grant Thornton LLP in the Committee's review of the Company's financial statements and related reports with management;

     - Provided to Grant Thornton LLP full access to the Committee and the Board to report on any and all appropriate matters.

     - Discussed with Grant Thornton LLP all matters required to be reviewed by generally accepted auditing standards.

     The Committee provided guidance and oversight to the internal audit function of the Company including review of the organization, plans and results of this activity. Both the Chief Financial Officer and Grant Thornton LLP were afforded the routine opportunity to meet privately with the Committee and were encouraged to discuss any matters they desired.

     The Committee also met with selected members of management and the independent public accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves, and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

     In addition, the Committee considered the quality and adequacy of the Company's internal controls, taxation matters and other areas of oversight to the financial reporting and audit process that the Committee felt appropriate.

     Management's responsibility for financial reporting and the report and opinion of Grant Thornton LLP are filed separately in the annual report and should be read in conjunction with this letter and review of the financial statements. The Company's audited financial statements included in the annual report on Form 10-KSB were, after the Committee's review, approved by the Board of Directors for filing with the Securities and Exchange Commission.

     Based upon its work and the information received in the inquiries outlined above, the Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2000, were met and that the financial reporting and audit processes of the Company are functioning effectively.

                                          Audit Committee For Fiscal 2000:

                                          Lee Simonson
                                          Ken Christensen

STOCKHOLDER PROPOSALS

     Each year the Board of Directors submits its nominations for election of Directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2002 must be received by the Company (addressed to the attention of the Secretary) on or before January 26, 2002. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Nevada, and must otherwise conform to applicable requirements of the proxy rules of the Securities and Exchange Commission.

OTHER MATTERS

     The only business which the management intends to present at the meeting consists of the matters set forth in this statement. The management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

     All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company or in person at the meeting, without affecting any vote previously taken.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         CRAIG A. PISARIS-HENDERSON
                                         PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                         SECRETARY

ANNEX A
-------



                                 FINDWHAT.COM

                         1999 STOCK INCENTIVE PLAN(1)













-----------------
1 Formerly known as BeFirst.com 1999 Stock Incentive Plan.

                                  FindWhat.com
                              (f/k/a BeFirst.com)

                           1999 Stock Incentive Plan
                     (as amended by the Board of Directors
                               on April 20, 2001)

SECTION 1. PURPOSES; DEFINITIONS.

     The purpose of this Plan is to enable the Company to offer to its key employees and to key employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interest between those employees or other persons and the stockholders of the Company.

     For purposes of this Plan, the following terms shall be defined as set forth below:

     (a) "Board" means the Board of Directors of FindWhat.com.

     (b) "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

     (c) "Change of Control" shall have the meaning ascribed thereto in Section 9 below.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (e) "Committee" means the Stock Incentive Committee of the Board or any other committee of the Board which the Board may designate.

     (f) "Company" means FindWhat.com, a corporation organized under the laws of the State of Nevada.

     (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

     (h) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

     (i) "Early Retirement" means retirement from active employment with the Company or any Parent or Subsidiary prior to age 65, with the approval of the Board or the Committee, for purposes of one or more award(s) under this Plan.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

     (k) "Fair Market Value" of a share of Stock means, as of any given date:
         (i) if the Stock is listed on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the last sale price of a share of Stock on the last preceding day on which the Common Stock was traded, as reported by such exchange or NASDAQ, or on a composite tape reflecting transactions on such exchange or by NASDAQ, as the case may be; (ii) if the Stock is not listed on a national securities exchange or quoted on the NASDAQ, but is traded in the over-the-counter market, the average of the high bid and asked prices for a share of Stock on the last preceding day for which such quotations are reported by the National Quotation Bureau, Inc.; and (iii) if the fair market value of a share of Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors or the Committee, as the case may be, shall determine, which determination shall be conclusive as to the Fair Market Value of the Stock.

     (l) "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of
         Section 422 of the Code.

     (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

     (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon Stock.

     (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

     (q) "Performance Objectives" means performance objectives adopted by the Committee pursuant to the Plan for key employees who have received awards under the Plan. With respect to any award to a key employee who is, or is determined by the Committee to be likely to become a "covered employee" within the meaning of Section 162(m) of the Code, the Performance Objectives shall be limited to specified levels of growth in or peer company comparisons based upon (i) appreciation in the price of Stock plus reinvested dividends over a specified period of time,
         (ii) return on assets or (iii) book value per share, as the Committee may determine, and the attainment of such Performance Objectives shall not be deemed to have occurred until certified by the Committee. Except in the case of a covered employee, if the Committee determines that a change in business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts it business, or other events or circumstances under the Performance Objectives to be unsuitable, the Committee may modify such

         Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate.


     (r) "Plan" means this FindWhat.com 1999 Stock Incentive Plan, as hereinafter amended from time to time.

     (s) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

     (t) "Retirement" means Normal Retirement or Early Retirement.

     (u) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

     (v) "Section 162(m)" means Section 162(m) of the Code, as in effect from time to time, and any successor thereto.

     (w) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

     (x) "Stock" means the Common Stock of the Company, par value $.001 per share.

     (y) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

     (z) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or
         (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

SECTION 2.   ADMINISTRATION.

     The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3, and an "outside director," as defined in Section 162(m) of the Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

     The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other key employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

     For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of this Plan):

          (i) to select the officers and other key employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

          (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

         (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

           (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of this Plan;

          (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

         (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options which have higher option exercise prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

     Subject to Section 10 hereof, The Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of this Plan and any award issued under this Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

     Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.

SECTION 3.   STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for distribution under this Plan shall be 4,200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based Award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitutions or adjustments shall be made in the (A) aggregate number and kind of shares reserved for issuance under this Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under this Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under this Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in its sole discretion, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

     Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to any employee who is employed by the Company or any Parent or Subsidiary on the last day of any taxable year of the Company, shall be 1,000,000 shares during the term of the Plan.

SECTION 4.   ELIGIBILITY.

     Officers and other key employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under this Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under this Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the

Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

     The grants of Restricted Stock, Deferred Stock and Other Stock-Based Awards under this Plan shall be earned by a participant on the basis of the Company's financial performance over the period or periods for which the grants were awarded on the basis of pre-established performance goals determined by the Board or the Committee, as the case may be, in its sole discretion. The performance measurement criteria used for such grants shall be limited to one or more of: earnings per share, return on stockholders' equity, return on assets, growth in earnings, growth in sales revenue, and stockholder returns. Such criteria may be measured by the Company's results or the Company's performance as measured against a group of comparable companies selected by the Committee. In applying such criteria, earnings may be calculated based on the exclusion of discontinued operations and extraordinary items. The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with awards under this Plan.

SECTION 5.   STOCK OPTIONS.

     (a) Grant and Exercise. Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under this Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under this Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

         Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of the Optionee(s) affected, to disqualify any Incentive Stock Option under Section 422.

     (b) TERMS AND CONDITIONS. Stock Options granted under this Plan shall be subject to the following terms and conditions:

         (i) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

        (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

       (iii) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be, at the time of grant; PROVIDED, HOWEVER, that except as otherwise provided in this Section 5 and Section 9 below, unless waived by the Board or the Committee, as the case may be, at or after the time of grant, no Stock Option shall be exercisable prior to the first anniversary date of the grant of the Option. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

        (iv) METHOD OF EXERCISE. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price which shall be in cash unless otherwise provided in this clause (iv) or in Section 5(b)(xi) below or, unless otherwise provided in the Stock Option agreement referred to in
             Section 5(b)(xii) below, in whole shares of Stock which are already owned by the holder of the Option or unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; PROVIDED, HOWEVER, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS PLAN, NO OPTION WHICH IS GRANTED TO A PERSON WHO IS AT THE TIME OF GRANT AN EMPLOYEE OF THE COMPANY OR A SUBSIDIARY OR PARENT OF THE COMPANY MAY BE EXERCISED AT ANY TIME UNLESS THE HOLDER THEREOF IS THEN AN EMPLOYEE OF THE COMPANY OR OF A PARENT OR A SUBSIDIARY. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.

         (v) TRANSFERABILITY; EXERCISABILITY. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution; provided, however, that a Non-Qualified Stock Option shall be transferable pursuant to a qualified domestic relations order, and except as may be otherwise required with respect to a Non-Qualified Option pursuant to a qualified domestic relations order, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

        (vi) TERMINATION BY REASON OF DEATH. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

       (vii) TERMINATION BY REASON OF DISABILITY. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of three years (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; PROVIDED, HOWEVER, that if the optionee dies within such three-year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      (viii) TERMINATION BY REASON OF RETIREMENT. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of three years (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated terms of such Stock Option, whichever period is the shorter; PROVIDED, HOWEVER, that if the optionee dies within such three-year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; PROVIDED, HOWEVER, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

        (ix) OTHER TERMINATION. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Committee at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, EXCEPT THAT IF THE OPTIONEE IS INVOLUNTARILY TERMINATED BY THE COMPANY OR ANY PARENT OR A SUBSIDIARY WITHOUT CAUSE (AS HEREINAFTER DEFINED), SUCH STOCK OPTION MAY BE EXERCISED FOR A PERIOD OF SIX MONTHS FROM THE DATE OF SUCH TERMINATION OR UNTIL THE EXPIRATION OF THE STATED TERMS OF SUCH STOCK OPTION, WHICHEVER PERIOD IS THE SHORTER. For purposes of this Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2)
                                      A-9
             dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of this Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

         (x) ADDITIONAL INCENTIVE STOCK OPTION LIMITATION. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent, if any, and Subsidiaries) shall not exceed $100,000.

        (xi) ALTERNATIVE SETTLEMENT OF OPTION. Upon the receipt of written notice of exercise, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionees an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable and with such other conditions as the Board or Committee may impose. No such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

       (xii) STOCK OPTION AGREEMENT. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

SECTION 6.   RESTRICTED STOCK.

     (a) GRANT AND EXERCISE. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under this Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of specified Performance Objectives or such other factors as the Board or the Committee, as the case may be, may determine.

     (b) TERMS AND CONDITIONS. Each Restricted Stock award shall be subject to the following terms and conditions:

         (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in this Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with this Plan and the applicable Restricted Stock agreement.

        (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if necessary) to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distribution as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Committee with respect to any Restricted Stock and Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

       (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

        (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

SECTION 7.   DEFERRED STOCK.

     (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of specified Performance Objectives or such other factors or criteria as the Board or the Committee, as the case may be, shall determine.

     (b) TERMS AND CONDITIONS. Each Deferred Stock award shall be subject to the following terms and conditions:

         (i) Subject to the provisions of this Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the

             Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

        (ii) As determined by the Committee at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

       (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and Section 12(g) below, upon termination of participant's employment with the Company or any Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be fortified in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

        (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

         (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

        (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

       (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.
                                      A-13

SECTION 8.   OTHER STOCK-BASED AWARDS.

     (a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the attainment of specified Performance Objectives and/or completion of a specified performance period.

     (b) TERMS AND CONDITIONS. Each Other Stock-Based Award shall be subject to the following terms and conditions:

         (i) Shares of Stock subject to an Other Stock-Based may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

        (ii) The recipient of Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

       (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

        (iv) In the event of the participant's Retirement, Disability or death, or in case of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

         (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

SECTION 9.   CHANGE OF CONTROL PROVISIONS.

     (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

         (i) any individual, entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 25% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

        (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

       (iii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company immediately prior to the transaction do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

             PROVIDED, HOWEVER, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan sponsored or maintained by the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

     (b) In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under this Plan shall be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by the Board prior to the occurrence of such a "Change of Control":

         (i) all outstanding Stock Options which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

        (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse.

SECTION 10.   AMENDMENTS AND TERMINATION.

     The Board may at any time, and from time to time, amend any of the provisions of this Plan, and may at any time suspend or terminate the Plan; PROVIDED, HOWEVER, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3, Section 162(m) or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; PROVIDED, HOWEVER, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause this Plan to qualify for the exemption provided by Rule 16b-3 or to be in compliance with the provisions of Section 162(m).

SECTION 11.   UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those creditor of the Company.

SECTION 12.   GENERAL PROVISIONS.

     (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock Option or other award under this Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view towards the distribution thereof.

         All certificates for shares of Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable in order to assure compliance with the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under this Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Nothing contained in this Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under this Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements, and the Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.

     (e) This Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

     (f) Any Stock Option granted or other award made under this Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     (g) A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under this Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

     (h) Except as otherwise expressly provided in this Plan, no right or benefit under this Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

         (i) The obligations of the Company with respect to all Stock Options and awards under this Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or quoted.

         (j) It is the intention of the Company that this Plan complies with the requirements of Rule 16b-3, Section 162(m) and all other applicable laws, rules and regulations, and any ambiguities or inconsistencies in the construction of any of the provisions of this Plan shall be interpreted to give effect to such intention. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3, or with the requirements of Section 162(m) or any other applicable law, rule or regulation, and with respect to Incentive Stock Options under Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code. such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

         (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under this Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

         (l) The grant of awards pursuant to this Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

SECTION 13.   EFFECTIVE DATE OF PLAN.

     The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.

SECTION 14.   TERM OF PLAN.

     This Plan shall terminate on the tenth anniversary of its effective date, and no Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to this Plan after said date. Awards granted on or prior to such date may extend beyond that date.

ANNEX B
                                                                       EXHIBIT A

                                  FINDWHAT.COM

                            AUDIT COMMITTEE CHARTER

I.  PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, if any, or the entity performing the internal audit function, and the financial management of the Corporation.

    Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices. The Audit Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to review periodically the Corporation's financial reporting process and internal control system.

         - Review and recommend to the directors, after consultation with the financial management of the Corporation, the independent accountants to be selected to audit the financial statements of the Corporation.

         - If applicable, review and concur with management's appointment, termination or replacement of the director of internal audit or the company performing the internal audit function.

         - Provide an open avenue of communication for the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     As long as the Corporation meets the requirements to qualify as a small business filer under the rules of the Securities and Exchange Commission, the Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. After the Corporation ceases to qualify as a small business filer under the rules of the Securities and Exchange Commission, the Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The definition of an "independent director" is outlined in the attached Appendix A. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and, after the Corporation no longer qualifies as a small business filer under the rules of the Securities and Exchange Commission, at least one member of the Audit Committee shall have accounting or related management expertise. The Board of Directors shall elect members of the Audit Committee at the annual meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless the full Board of Directors elects a Chair, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department, if any, and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

     DOCUMENTS/REPORTS REVIEW

          1. Review and update this Charter periodically as conditions dictate.

          2. Review the Corporation's annual financial statements with management and the independent accountants to determine that the independent accountants are satisfied with the disclosure and content of the financial statements to be presented to stockholders. Any changes in accounting principles should be reviewed.

          3. Review with the independent accountants, the Corporation's internal auditor or the company performing the internal audit function, if any, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. This inquiry should place particular emphasis on the adequacy of internal controls to expose any payment, transactions, or procedures that might be deemed illegal or otherwise improper.

          4. Review with financial management and the independent accountants the quarterly reports on Form 10-Q. The Chair of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

          INDEPENDENT ACCOUNTANTS

          5. After consultation with the financial management of the Corporation, recommend to the Board of Directors the selection of the independent accountants, considering the independence and effectiveness, and with management's recommendations approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

          6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

          7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

          FINANCIAL REPORTING PROCESSES

          8. In consultation with the independent accountants and the internal auditors, if any, review the Corporation's financial reporting processes, both internal and external.

          9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

          PROCESS IMPROVEMENT

          10. Review with financial management of the Corporation and independent accountants the results of their analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices. Also review with financial management and the independent accountants their qualitative judgments about the appropriateness of accounting principles and financial disclosure practices used or proposed to be used.

          11. Review any significant disagreements among management and the independent accountants or the internal auditing department or the company engaged to perform the internal audit function, if any, in connection with the preparation of the financial statements.

          ETHICAL AND LEGAL COMPLIANCE

          12. Review periodically Corporation policy statements to determine the appropriateness of the Corporation's code of ethics.

          13. Inquire whether management has established a system to review, monitor and enforce its code of ethics.

          14. Inquire whether management has a review system in place to ensure that the Corporation's financial statements and other reports filed with governmental organizations satisfy legal requirements.

          15. Report together with the financial management of the Corporation the results of the annual audit to the Board of Directors. If requested by the Board of Directors, invite the independent accountants to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions.

          16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

          17. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

          18. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if in its judgment, that is appropriate.

APPENDIX A:  DEFINITION OF INDEPENDENCE FOR PURPOSES OF AUDIT COMMITTEE SERVICE

Definition:

Members of the Audit Committee shall be considered independent if they have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation.

     - been employed by the Corporation or its affiliates in the current or past three years;

     - accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     - an immediate family member who is, or has been in the past three year, employed by the Corporation or its affiliates as an executive officer;

     - been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the Corporation's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     - been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

                                  FINDWHAT.COM

                 121 West 27th Street, New York, New York 10001
        ________________________________________________________________

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - June 11, 2001


        The undersigned stockholder of FindWhat.com. (the "Company") hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thune, or either one of them, as attorneys and proxies with full power of substitution to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's Ft. Myers, Florida office located at 12751 Westlinks Drive, Ft. Myers, Florida 33913, on June 11, 2001, at 2:30 p.m., local time, and at any adjournments or postponements thereof as follows:

1.      ELECTION OF DIRECTORS.
        [ ]     FOR all nominees listed below (except as marked to the contrary)
        [ ]     WITHHOLD AUTHORITY to vote for all nominees listed below
                (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

                    -  Craig A. Pisaris-Henderson      - Courtney P. Jones
                    -  Rupinder Sidhu                  - Frederick E. Guest II
                    -  David M. Medinis                - Kenneth E. Christensen

                    -  Robert D. Brahms
                    -  Peter V. Miller
                    -  Martin  G. Berger

2. TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S 1999 STOCK INCENTIVE PLAN TO INCREASE THE SHARES AVAILABLE THEREUNDER AND THE NUMBER OF SHARES THAT MAY BE GRANTED TO AN INDIVIDUAL EMPLOYEE, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

        [ ]   FOR
        [ ]   AGAINST

3. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND.

        The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated April 30, 2001, and the Proxy Statement furnished therewith. Any proxy heretofore given to vote said shares hereby is revoked.

PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

                                          Dated:__________________________, 2001

                                          ______________________________________
                                                       (Signature)
                                          ______________________________________
                                                       (Signature)

                                          Signature(s) must agree with the
                                          name(s) printed on this Proxy. If
                                          shares are registered in two names,
                                          both stockholders should sign this
                                          Proxy. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give your full title.



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS